SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

Cerner Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

April 18, 2005

Dear Shareholder:

The Annual Meeting of Shareholders of Cerner Corporation (the “Company”) will be held at 10:00 a.m., local time, on May 27, 2005, at The Cerner Round auditorium in the Cerner Vision Center, located on the Cerner campus at 2850 Rockcreek Parkway, North Kansas City, Missouri 64117. The enclosed notice of the meeting and Proxy Statement contains detailed information about the business to be transacted at the meeting.

The Board of Directors has nominated John C. Danforth and Neal L. Patterson, both present Class I Directors, and William D. Zollars (who was recommended by the Nominating, Governance & Public Policy Committee, and then nominated by the Board to fill a vacant Class I director position) to stand for election as Class I Directors for a term ending at the 2008 Annual Meeting of Shareholders. The Board recommends that you vote for these nominees. In addition to the election of the Board of Directors, you are being asked to approve the ratification of the selection of KPMG LLP by the Audit Committee as independent registered public accounting firm of the Company for 2005. The Board recommends that you vote for this ratification.

On behalf of the Board of Directors and Management, I cordially invite you to attend the Annual Meeting of Shareholders.

The prompt return of your Proxy in the enclosed postage prepaid envelope will help ensure that as many shares as possible are represented.

Very truly yours,
CERNER CORPORATION

Neal L. Patterson
Chairman of the Board of Directors and
Chief Executive Officer

Enclosures

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 27, 2005
PROXY STATEMENT
VOTING AND QUORUM REQUIREMENTS
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
COMPANY PERFORMANCE
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
CERTAIN TRANSACTIONS
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
FINANCIAL STATEMENTS
GENERAL INFORMATION

CERNER CORPORATION
2800 Rockcreek Parkway
North Kansas City, Missouri 64117

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 27, 2005

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Cerner Corporation, a Delaware corporation (the “Company”), will be held at The Cerner Round auditorium in the Cerner Vision Center, located on the Cerner campus at 2850 Rockcreek Parkway, North Kansas City, Missouri 64117, on May 27, 2005, at 10:00 a.m., local time, and thereafter as it may from time to time be adjourned, for the following purposes:

a.	to elect three Class I Directors to serve for a three year term until the 2008 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified; and

b.	to ratify the selection of KPMG LLP as independent registered public accounting firm of the Company for 2005; and

c.	to consider and act upon any other matters which may properly come before the Annual Meeting of Shareholders or any adjournment thereof.

     The foregoing matters are more fully described in the accompanying Proxy Statement.

     In accordance with the provisions of the Bylaws of the Company, the Board of Directors has fixed the close of business on April 1, 2005 as the record date for the determination of the holders of Common Stock entitled to notice of, and to vote at, the Annual Meeting of Shareholders.

     The Board of Directors of the Company solicits you to sign, date and promptly mail the Proxy in the enclosed postage prepaid envelope, regardless of whether or not you intend to be present at the Annual Meeting of Shareholders. You are urged, however, to attend the Annual Meeting of Shareholders.

BY ORDER OF THE BOARD OF DIRECTORS,

Randy D. Sims
Secretary

North Kansas City, Missouri
April 18, 2005

CERNER CORPORATION
2800 Rockcreek Parkway
North Kansas City, Missouri 64117

PROXY STATEMENT

INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cerner Corporation, a Delaware corporation (the “Company”), for use at the Annual Meeting of Shareholders of the Company to be held on May 27, 2005, commencing at 10:00 a.m., local time, at The Cerner Round auditorium in the Cerner Vision Center, located on the Cerner campus at 2850 Rockcreek Parkway, North Kansas City, Missouri 64117, and any adjournment thereof (the “Annual Meeting”). The Company anticipates mailing this Proxy Statement, the accompanying form of Proxy and the Notice of Annual Meeting of Shareholders to the holders of record of outstanding shares of common stock, par value $.01 per share, of the Company (the “Common Stock”) as of April 1, 2005, on or about April 18, 2005.

     Only the holders of record of shares of Common Stock as of the close of business on April 1, 2005 are entitled to vote on the matters to be presented at the meeting, either in person or by proxy. Holders of shares of Common Stock are entitled to one vote per share outstanding in their names on the record date with respect to such matters. At the close of business on April 1, 2005, there were outstanding and entitled to vote a total of 36,861,789 shares of Common Stock, constituting all of the outstanding voting securities of the Company.

     You are requested to complete, date and sign the accompanying Proxy and return it promptly in the enclosed postage prepaid envelope. Your Proxy may be revoked at any time prior to its exercise by written notice of revocation delivered to the Secretary of the Company. Attendance at the Annual Meeting will not in and of itself constitute a revocation of a Proxy, but your Proxy will not be used if you attend the Annual Meeting and prefer to vote in person. The persons designated as proxies were selected by the Board of Directors and are officers and Directors of the Company. Proxies duly executed and received in time for the Annual Meeting will be voted in accordance with shareholders’ instructions. If no instructions are given, duly executed Proxies will be voted as follows:

a.	to elect John C. Danforth, Neal L. Patterson and William D. Zollars as Class I Directors to serve for a three year term until the 2008 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified; and

b.	to ratify the selection of KPMG LLP as independent registered public accounting firm of the Company for 2005; and

c.	in the discretion of the proxy holder as to any other matter properly coming before the Annual Meeting.

VOTING AND QUORUM REQUIREMENTS

     The presence in person or by proxy of holders of record of a majority of the outstanding shares of Common Stock is required for a quorum to transact business at the Annual Meeting, but if a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained. Abstentions and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A “broker non-vote” occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

     If you are a beneficial shareholder and your broker holds your shares in its name, the broker is permitted to vote your shares on the election of directors and ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm even if the broker does not receive voting instructions from you.

     A plurality of the votes cast is required for the election of Directors. This means that the Director nominee with the most votes for a particular slot is elected for that slot. Only votes “For” or “Withheld” affect the outcome. Abstentions are not counted for purposes of the election of Directors.

     Under the Company’s Bylaws, a majority vote of the quorum present is required to approve the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm. Abstentions are treated as votes “Against” this proposal.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The table below sets forth information, as of March 15, 2005 (unless otherwise indicated below), with respect to the beneficial ownership of shares of Common Stock by: (a) each person known to the Company to own beneficially more than 5% of the aggregate shares of Common Stock outstanding, (b) each Director and nominee for election as a Director, (c) each executive officer named in the Summary Compensation Table, and (d) the executive officers and Directors of the Company as a group. Each of the persons, or group of persons, in the table below has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them, except as otherwise indicated.

	Amount and Nature
	of Beneficial		Percent of Shares
Name and Address of Beneficial Owner	Ownership		Outstanding
FMR Corp.	5,230,704	(1)	14.20%

Waddell & Reed Ivy Investment Company	5,014,928	(2)	13.61%

Neal L. Patterson	3,764,101	(3)	10.14%

Wellington Management Company, LLP	3,292,300	(4)	8.94%

Clifford W. Illig	2,787,472	(5)	7.55%

Vanguard Specialized Funds-Vanguard Health Care Fund	2,680,100	(4)	7.28%

Artisan Partners Limited	2,268,800	(6)	6.16%

Michael E. Herman	72,100	(7)	*

Earl H. Devanny, III	66,458		*

Paul M. Black	45,609		*

Gerald E. Bisbee, Jr., Ph.D.	40,900		*

John C. Danforth	33,420		*

William B. Neaves, Ph.D.	25,000		*

Douglas M. Krebs	24,764		*

Mike Valentine	22,478		*

Nancy-Ann DeParle	18,600		*

Jeff C. Goldsmith, Ph.D.	12,307		*

William D. Zollars	—		n/a

All Directors and executive officers, as a group (17 persons)	7,116,918		18.91%

*	Less than one percent

(1)	According to a Schedule 13G, dated February 14, 2005 and filed by FMR Corp., FMR Corp. has sole voting power with respect to 65,483 shares of Common Stock and sole dispositive power with respect to 5,230,704 shares of Common Stock. The address for FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109.

(2)	Schedule 13G, dated February 8, 2005 and filed by Waddell & Reed Financial, Inc. (“WDR”), Waddell & Reed Financial Services, Inc. (“WRFSI”), Waddell & Reed, Inc. (“WRI”), Waddell & Reed Investment Management Company (“WRIMCO”) and Waddell & Reed Ivy Investment Company (“WRIICO”), collectively (“Waddell”), reported sole voting and dispositive power of the following:

WDR: 5,014,928 (indirect)

WRFSI: 4,304,178 (indirect)

WRI: 4,304,178 (indirect)

WRIMCO: 4,304,178 (direct)

WRIICO: 710,750 (direct)

The address for Waddell is 6300 Lamar Avenue, Overland Park, Kansas 66202.

(3)	Includes 278,891 shares held in trust for minor children with Jeanne Lillig-Patterson, wife of Neal L. Patterson, serving as trustee and 54,000 shares for which Mr. Patterson has shared voting and dispositive power. Excludes 21,237 shares held by Jeanne Lillig-Patterson, wife of Neal L. Patterson, as to which Mr. Patterson disclaims beneficial ownership. The address for Mr. Patterson is Cerner Corporation, 2800 Rockcreek Parkway, North Kansas City, Missouri 64117.

(4)	Schedule 13G, dated February 14, 2005 and filed by Wellington Management Company, LLP (“Wellington”), reported Wellington having shared voting power with respect to 549,800 shares of Common Stock and shared dispositive power with respect to 3,292,300 shares of Common Stock. The Schedule 13G filed by Wellington also reported that Vanguard Specialized Fund – Vanguard Health Care Fund (“Vanguard”) owns more than five percent of these shares. Schedule 13G, dated February 10, 2005 and filed by Vanguard reported sole voting and shared dispositive power with regard to 2,680,100 shares of common stock. The address for Wellington Management Company, LLP is 75 State Street, Boston, Massachusetts 02109. The address for Vanguard is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(5)	Includes 195,667 shares held in trust for minor children with Bonne A. Illig, wife of Clifford W. Illig, serving as trustee and 54,143 shares for which Mr. Illig has shared voting and dispositive power. The address for Mr. Illig is Cerner Corporation, 2800 Rockcreek Parkway, North Kansas City, Missouri 64117.

(6)	Schedule 13G, dated January 26, 2005 and filed by Artisan Partners Limited (“Artisan”), Artisan has shared voting and dispositive power with respect to 2,268,800 shares of Common Stock. The address for Artisan is 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

(7)	Excludes 1,300 shares held by Karen Herman, wife of Michael Herman, as to which Mr. Herman disclaims beneficial ownership. The address for Mr. Herman is Cerner Corporation, 2800 Rockcreek Parkway, North Kansas City, Missouri 64117.

ELECTION OF DIRECTORS

     The Certificate of Incorporation of the Company provides that the number of directors of the Company shall be fixed by, or in the manner provided in, the Bylaws of the Company and divided into three classes, each having a term of three years. Each year the term of office of one class of directors expires. The Board of Directors currently consists of eight members. The Board of Directors has determined that all six current non-employee members of the Board are independent directors as required by the Securities and Exchange Commission (SEC) and The Nasdaq Stock Market.

     The Board of Directors intends to present for action at the Annual Meeting the election of John C. Danforth, Neal L. Patterson and William D. Zollars, as Class I Directors to serve for a three year term until the 2008 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified. Mr. Danforth and Mr. Patterson are current Class I Directors and their current terms expire at this year’s Annual Meeting of Shareholders. Jeff Goldsmith is also a Class I Director with his current term expiring at this year’s Annual Meeting of Shareholders. Mr. Goldsmith informed the Company in February of this year that he did not intend to stand for re-election. William D. Zollars is a first time nominee for Director in this 2005 Proxy Statement, and if elected, will meet the definition of an independent director as required by the SEC and The Nasdaq Stock Market. Mr. Zollars was initially recommended to the Company’s Nominating, Governance & Public Policy Committee as a potential Board nominee by the Company’s Chief Executive Officer.

     The Directors in Class II (Clifford W. Illig and William B. Neaves, Ph.D.) and the Directors in Class III (Gerald E. Bisbee, Jr., Ph.D., Michael E. Herman and Nancy-Ann DeParle) have been elected to terms expiring at the time of the Annual Meeting of Shareholders in 2006 and 2007, respectively. No shareholder may vote in person or by proxy for greater than three nominees at the Annual Meeting. Shareholders do not have cumulative voting rights in the election of directors. Directors will be elected by the plurality vote of the holders of shares of Common Stock entitled to vote at the Annual Meeting and present in person or by proxy.

     Pursuant to the Company’s Corporate Governance Guidelines, all Directors who are up for election are expected to attend the Annual Meeting of Shareholders. All other Directors, barring unforeseen circumstances, are expected to attend the Annual Meeting as well. All current Directors of the Company, including the Directors up for re-election this year, attended the 2004 Annual Meeting of Shareholders.

     It is intended that shares represented by a Proxy given pursuant to this solicitation will be voted in favor of the election of John C. Danforth, Neal L. Patterson and William D. Zollars as the Class I Directors, unless such authority is specifically withheld. In the event that any of such persons should become unavailable for election, it is intended that the shares of Common Stock represented by the Proxy will be voted for such substitute nominee as may be recommended by the Nominating, Governance & Public Policy Committee and nominated by the Board of Directors. The above named persons have indicated willingness to serve if elected and it is not anticipated that any of them will become unavailable for election.

     The Certificate of Incorporation and Bylaws of the Company provide that advance notice of shareholder nominations for an election of directors must be given. Written notice of the shareholder’s intent to make a nomination at a meeting of shareholders must be received by the Secretary of the Company not later than 120 days in advance of the date of such meeting in the case of an annual meeting and, in the case of a special meeting, not more than seven days following the date of notice of the meeting. The notice must contain: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated, (b) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (c) the names and addresses, as they appear in the Company’s books, of such shareholder, (d) the class and number of shares beneficially owned by such nominating shareholder and each nominee proposed by such shareholder, (e) a description of all arrangements or understandings between the nominating shareholder and each nominee and any other person or persons (naming such person or persons), pursuant to which the nomination or nominations are to be made, (f) such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, as then in effect, if the Company were soliciting proxies for the election of such nominees, and (g) the consent of the nominee to serve as a director of the Company if so elected. No such notice has been received, and the chairman of the Annual Meeting is entitled to refuse to acknowledge the nomination of any person which is not made in compliance with the foregoing procedure. In any event, the Board of Directors has no reason to believe that anyone will attempt to nominate another candidate for director. Nominees recommended by shareholders of the Company in accordance with the Company’s advance notice provision will be considered by the Nominating, Governance & Public Policy Committee for recommendation for nomination by the Board.

     The following table sets forth certain information as to the persons nominated by the Board of Directors for election as Directors of the Company and each Director whose term of office will continue after the Annual Meeting:

		Director Since/
Name	Age	Current Term Expires
Nominated to Serve in Office Until 2008 (Class I)
John C. Danforth (2)(3)	68	1996/2005
Neal L. Patterson	55	1980/2005
William D. Zollars	57	n/a

To Serve in Office Until 2006 (Class II)
Clifford W. Illig	54	1980/2006
William B. Neaves, Ph.D. (1)(2)(3)	62	2001/2006

To Serve in Office Until 2007 (Class III)
Gerald E. Bisbee, Jr., Ph.D. (1)(2)(3)	62	1988/2007
Nancy-Ann DeParle (1)(2)	48	2001/2007
Michael E. Herman (2)	63	1995/2007

(1)	Member of Audit Committee.

(2)	Member of Compensation Committee.

(3)	Member of the Nominating, Governance & Public Policy Committee.

     Gerald E. Bisbee, Jr., Ph.D. has been a Director of the Company since February 1988. Dr. Bisbee is Chairman, President and Chief Executive Officer of ReGen Biologics, Inc. (ReGen), which develops, manufactures and markets orthopaedic tissue repair products worldwide. He was a Director of Aros Corporation (formerly known as APACHE Medical Systems, Inc.) commencing in December 1989, serving as Chairman of the Board from December 1989 to November 1997 and from December 2000 to June 2002. He was Chief Executive Officer of Aros from December 1989 to November 1997. Dr. Bisbee was also appointed Secretary of Aros in December 2000. In June 2002, ReGen and Aros merged.

     John C. Danforth was a Director of the Company from May 1996 through June 2004 when he resigned to serve as Ambassador to the United Nations, where he served through January 2005. Mr. Danforth was re-appointed by the Board as a Director of the Company in February 2005. Mr. Danforth represented the State of Missouri in the U.S. Senate for 18 years until 1994 and served as a Director of The Dow Chemical Company and MetLife, Inc. until June 2004. Mr. Danforth is presently a partner in the law firm of Bryan Cave LLP; an advisory member of the Board of Trustees of Eisenhower Medical Center; and, serves as a Director of Greenhill & Co., Inc.

     Nancy-Ann DeParle has been a Director of the Company since May 2001. Ms. DeParle is a consultant on health policy and regulatory issues, a Senior Advisor to JPMorgan Partners, LLC and an Adjunct Professor of Health Care Systems at the Wharton School of the University of Pennsylvania. She also serves as a Commissioner on the Medicare Payment Advisory Commission (MedPAC), which advises Congress on Medicare payment and policy issues. She was Administrator of the Health Care Financing Administration (HCFA, now the Centers for Medicare and Medicaid Services) from 1997 to October 2000 and a Fellow of the Institute of Politics and the Interfaculty Health Policy Forum at Harvard University from October of 2000 to the Spring of 2001. As HCFA Administrator, Ms. DeParle was a key health policy advisor to President Clinton and directed the Medicare, Medicaid, and State Children’s Health Insurance programs. Before joining HCFA, she served as Associate Director for Health and Personnel at the White House Office of Management and Budget from 1993 to 1997. She has also worked as a lawyer in private practice and served as the Commissioner of the Tennessee Department of Human Services. Ms. DeParle is a Director of Accredo Health, Inc., DaVita, Inc., Guidant Corporation, Triad Hospitals, Inc. and MedQuest Associates, Inc. She also served as a Director of Specialty Laboratories, Inc. until June 2004.

     Michael E. Herman has been a Director of the Company since May 1995. He was President of the Kansas City Royals Baseball Club from 1992 to 2000. He was President of the Kauffman Foundation from 1985 to 1990 and Chairman of its Finance and Investment Committee from 1990 to 1999. Mr. Herman was the Executive Vice President and Chief Financial Officer of Marion Laboratories, Inc. from 1974 to 1990. He is a Trustee of Rensselaer Polytechnic Institute and the University of Chicago Graduate School of Business. Mr. Herman is presently a Director of Santarus, Inc.

     Clifford W. Illig has been a Director of the Company since 1980 and is a co-founder of the Company. Mr. Illig served as Chief Operating Officer of the Company for more than five years until October 1998 and as President of the Company for more than five years until March 1999. Mr. Illig has served as Vice Chairman of the Board of Directors since March 1999.

     William B. Neaves, Ph.D. has been a Director of the Company since March 2001. Dr. Neaves has been President, Chief Executive Officer, and member of the Board of Directors of The Stowers Institute for Medical Research since June 2000. For twenty years prior to 2000, he served in succession as Dean of Southwestern Graduate School, Dean of Southwestern Medical School, and Chief Academic Officer and holder of the Wildenthal Distinguished Chair in Biomedical Science at the University of Texas Southwestern Medical Center. He is presently a member of the Kansas City Life Sciences Institute, the Kansas City Area Development Council, the Board of Trustees of Washington University in St. Louis, and the National Council of the Washington University School of Medicine.

     Neal L. Patterson has been a Director of the Company since 1980 and is a co-founder of the Company. Mr. Patterson has been Chairman of the Board of Directors and Chief Executive Officer of the Company for more than five years. Mr. Patterson also served as President of the Company from March 1999 until August 1999.

     William D. Zollars is a first time nominee to the Cerner Board of Directors. Mr. Zollars is currently the Chairman, President and Chief Executive Officer of Yellow Roadway Corporation which position he has held since November 1999. Prior to 1999, Mr. Zollars served as President of Yellow Transportation, Inc., from September 1996 through November 1999. From 1994 to 1996, Mr. Zollars was Senior Vice President of Ryder Integrated Logistics, and prior to that, Mr. Zollars spent time with Eastman Kodak in various executive positions. Mr Zollars serves on the boards of the following public companies: Yellow Roadway Corporation, ProLogis and CIGNA Corporation. Mr. Zollars also serves on the boards of The Midwest Research Institute, National Association of Manufacturers, Heart of America United Way, American Trucking Associations, The Civic Council of Greater Kansas City and The Carlson School of Management at the University of Minnesota.

Meetings of the Board and Committees

     The Board of Directors has established Audit, Compensation and Nominating, Governance & Public Policy Committees of the Board of Directors. The Board of Directors has adopted a written charter for each of these Committees. The full text of each charter and the Company’s Corporate Governance Guidelines are available on the Company’s website located at www.Cerner.com. The Board of Directors does not have an Executive Committee. During 2004, the Board of Directors held four regular meetings and one special meeting, the Audit Committee held eleven meetings, the Compensation Committee held two meetings and the Nominating, Governance & Public Policy Committee held four meetings. Each Director attended at least 75% of the total meetings of the Board and the Board committees on which the Director served during the fiscal year.

Committees of the Board

     The Audit Committee assists the Board of Directors in fulfilling its responsibilities with respect to the accounting and financial reporting practices of the Company, and in addressing the scope and expense of audit and related services provided by the Company’s independent accountants.

     The Compensation Committee reviews and approves the Company’s compensation policies and practices, establishes compensation for Directors, evaluates Mr. Patterson’s performance and establishes compensation accordingly, reviews and approves the compensation of the other executive officers of the Company, and approves major changes in the Company’s benefit plans and compensation philosophy.

     The Nominating, Governance & Public Policy Committee provides assistance and recommendations to the Board of Directors, the Chairman and the Chief Executive Officer of the Company in the areas of: (a) Board membership nomination, committee membership selection and rotation practices, (b) evaluation of the overall effectiveness of the Board and review and consideration of developments in corporate governance practices, and (c) current and emerging political, corporate citizenship and public policy issues that may affect the business operations, performance or public image of the Company. The Chairman of the Nominating, Governance & Public Policy Committee presides at all meetings of non-management Directors.

Nomination Process and Shareholder Access to Directors

     Nominees may be suggested by Directors, members of management, shareholders or, in some cases, by a third party firm. In identifying and considering candidates for nomination to the Board of Directors, the Nominating, Governance & Public Policy Committee considers, in addition to the requirements set out in the Company’s Corporate Governance Guidelines and the Nominating, Governance & Public Policy Committee Charter, quality of experience, the needs of the Company and the range of talent and experience represented on the Board.

     In its assessment of each potential candidate, the Nominating, Governance & Public Policy Committee will conduct a background evaluation and review the nominee’s: judgment; character and integrity; experience in business, healthcare, information technology, government and in areas that are relevant to the Company’s global activities; independence; understanding of the Company’s business or other related industries; and, such other factors the Nominating, Governance & Public Policy Committee determines are pertinent in light of the current needs of the Board. Diversity of race, ethnicity, gender and age are factors in evaluating candidates for Board membership. The Nominating, Governance & Public Policy Committee will also take into account the ability of a Director to devote the time and effort necessary to fulfill his or her responsibilities. The Nominating, Governance & Public Policy Committee may use the services of a third-party executive search firm to assist it in identifying and evaluating possible nominees for Director.

     The Nominating, Governance & Public Policy Committee will consider recommendations for directorships submitted by shareholders. Shareholders who wish the Nominating, Governance & Public Policy Committee to consider their recommendations for nominees for the position of Director should submit their recommendations in writing to the Nominating, Governance & Public Policy Committee in care of the Company’s Secretary, Cerner Corporation, 2800 Rockcreek Parkway, North Kansas City, Missouri 64117. Recommendations by shareholders that are made in accordance with these procedures will receive the same consideration given to other potential nominees considered by the Nominating, Governance & Public Policy Committee. In addition, shareholders may submit Director nominations to the Company in accordance with the procedures described in “General Information,” below.

     The Board provides a process for shareholders to send communications to the Board or any of the Directors. Shareholders may send written communications to the Board or any of the Directors c/o Secretary, Cerner Corporation, 2800 Rockcreek Parkway, North Kansas City, Missouri 64117. All communications will be compiled by the Secretary of the Company and submitted to the Board or the individual Directors, as applicable, on a periodic basis.

Audit Committee Report

NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY’S FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

     The Audit Committee of the Company is currently composed of three independent members of the Board of Directors (all of whom meet the independence requirements of the SEC and The Nasdaq Stock Market) and operates under a written charter adopted by the Board of Directors. The Audit Committee appoints and retains the Company’s independent registered public accounting firm which appointment is then confirmed and ratified by the Board of Directors. The selection is subsequently submitted to the shareholders of the Company for ratification.

     Management is responsible for the Company’s internal controls and the financial reporting process. The independent registered public accounting firm, KPMG LLP, is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those audited consolidated financial statements with U. S. generally accepted accounting principles and on the effectiveness of the Company’s internal control over financial reporting, and management’s assessment of the internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes and to report to the Board of Directors on its findings.

     In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

     The Company’s independent registered public accounting firm also provided to the Audit Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent registered public accounting firm that firm’s independence.

     Based upon the Audit Committee’s discussion with management and the independent registered public accounting firm and the Audit Committee’s review of the representation of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended January 1, 2005 to be filed with the Securities and Exchange Commission.

Members of the Audit Committee:
Gerald E. Bisbee, Jr., Ph.D.
Nancy-Ann DeParle
William B. Neaves, Ph.D.

Guidelines of Cerner Corporation’s Audit Committee
for Pre-Approval of Independent Auditor Services

     The Audit Committee of the Board of Directors of the Company has adopted the following guidelines regarding the engagement of the Company’s independent auditor to perform services for the Company:

     For audit services (including statutory audit engagements as required under local country laws) and audit-related services, the independent auditor will provide the Committee with an engagement letter during the first quarter of each year outlining the scope of audit and audit-related services proposed to be performed during the fiscal year. If agreed to by the Committee, this engagement letter will be formally accepted by the Committee at either its March or May Committee meeting. The Committee will approve, if necessary, any changes in the terms, conditions and fees resulting from changes in audit scope, Company structure or other matters.

     The independent auditor will submit to the Committee for approval an audit services fee proposal with the engagement letter.

     For any permissible non-audit services, the independent auditor will provide the Committee with a detailed scope of service description and fee range. Each non-audit service must be separately pre-approved by the Committee. Company management and the independent auditor will each confirm to the Committee that any non-audit services for which pre-approval is requested are permissible under all applicable legal requirements.

     To ensure prompt handling of unexpected matters, the Committee delegates to the Chair of the Committee the authority to amend or modify the scope of pre-approved permissible audit, audit-related or non-audit services and the fees related thereto. Upon receiving an unforeseen request for audit, audit-related or non-audit services or a change in the fee range, the independent auditor will advise Company management and Company management will request pre-approval for such change in audit, audit-related or non-audit services or fees from the Chair of the Committee. The Chair of the Committee will report on all action taken with respect to pre-approval of audit, audit-related or non-audit services and fees to the Committee at the next Committee meeting. With respect to any such pre-approval of non-audit services, Company management and the independent auditor will each confirm to the Chair of the Committee that such non-audit services are permissible under all applicable legal requirements.

     With respect to each proposed pre-approved service, the independent auditor will provide sufficient detail in the description to ensure that the Audit Committee (or Chairman, as applicable) knows precisely what services it is being asked to pre-approve so that it can make a well-reasoned assessment of the impact of the service on the auditor’s independence.

     The independent auditor must ensure that all audit and non-audit services provided to the Company have been approved by the Committee.

EXECUTIVE COMPENSATION

     The following table sets forth certain information with respect to the Chief Executive Officer and the four most highly compensated executive officers of the Company for the fiscal year ended January 1, 2005.

Summary Compensation Table

					Long-Term
					Compensation
		Annual Compensation			Awards
				Other Annual	Number of Stock	All Other
Name and Principal Position	Fiscal Year	Salary($)(1)	Bonus($)	Compensation($)(2)	Options Granted	Compensation (3)

Neal L. Patterson	2004	670,101	634,644	62,400	30,000	8,468
Chairman of the Board of Directors	2003	569,903	137,579	—	25,000	4,363
and Chief Executive Officer	2002	512,308	342,900	—	25,000	8,494

Earl H. Devanny, III	2004	410,000	363,000	—	4,000	8,529
President	2003	415,192	92,893	—	15,000	4,289
	2002	393,269	235,688	—	50,000	8,398

Paul M. Black	2004	345,000	412,221	—	18,000	8,478
Executive Vice President	2003	328,270	248,910	—	30,000	4,221
	2002	293,269	336,574	—	40,000	8,319

Mike Valentine	2004	246,250	349,504	—	10,000	8,400
Sr. Vice President	2003	236,827	322,254	—	5,000	4,158
	2002	212,500	165,798	—	10,000	8,256

Douglas M. Krebs	2004	271,249	287,187	191,326	—	8,420
Sr. Vice President	2003	260,962	137,204	291,638	—	4,169
	2002	242,308	133,160	49,426	32,500	8,273

(1)	2003 salary represents 53 weeks due to the Company’s fiscal year being one week longer in 2003.

(2)	This column includes the aggregate incremental cost to Cerner of providing personal benefits to the named executive officers for the last three years. The personal benefits included in this column are personal use of company aircraft and benefits related to an expatriate assignment. The amounts reported in this column that represent at least 25% of the total amount of Other Annual Compensation for the executive officers are: Mr. Patterson - personal use of company aircraft; and Mr. Krebs - tuition for minor children related to expatriate assignment ($57,655 in 2004), tax equalization related to expatriate assignment ($83,327 in 2003 and $32,963 in 2002), and moving expenses related to expatriate assignment ($74,460 in 2003 and $16,025 in 2002).

(3)	Includes Company matching contributions and discretionary profit-based allocations to the named individual’s account pursuant to the Cerner Corporation 401(k) Retirement Plan and premiums paid by the Company on group term life insurance.

Stock Option Plans

     The following table reports information with respect to the award of stock options during the year ended January 1, 2005 for each of the named executive officers in the Summary Compensation Table:

Option Grants In Last Fiscal Year

	Number of	Percent of
	securities	total options
	underlying	granted to	Exercise
	options	employees	price	Expiration	Grant date
Name	granted (#)	in fiscal year	($/Sh)(1)	date	present value ($) (2)
Neal L. Patterson (1)	30,000	3.3	41.98	6/3/14	732,018

Earl H. Devanny, III (1)	4,000	.4	41.98	6/3/14	97,602

Paul M. Black (1)	18,000	2.0	41.98	6/3/14	439,211

Mike Valentine (1)	10,000	1.1	41.98	6/3/14	244,006

Douglas M. Krebs	—	—	—	—	—

(1) These options were issued at a price that was equal to the market value of the Company’s Common Stock on the date of grant. The options vest and become exercisable in varying amounts per year over a period of five years from the date of the grant, assuming the optionee remains an employee of the Company.

(2) The grant date present value was calculated using the Black-Scholes option pricing model with the following weighted average assumptions: expected dividend yield of zero percent; expected stock volatility of 67.3%; risk-free interest rate of 4.0%; and expected years until exercise of 6.5 years for each option.

     The following table reports information with respect to the January 1, 2005 option values for each of the named executive officers in the Summary Compensation Table:

Aggregated Option Exercises In Last Fiscal Year and January 1, 2005 Option Values

			Number of
			Securities
			Underlying
			Unexercised
			Options at	Value of Unexercised
			January 1, 2005	In-the-Money Options at
	Shares		(#)	January 1, 2005 ($)
	Acquired on	Value	Exercisable/	Exercisable/
Name	Exercise(#)	Realized($)	Unexercisable (1)	Unexercisable (1)
Neal L. Patterson	90,000	1,169,725	291,500/121,000	6,389,855/2,200,120
Earl H. Devanny, III	51,000	1,700,341	60,679/103,000	1,392,151/2,118,140
Paul M. Black	64,005	1,352,032	8,000/111,632	55,520/2,211,199
Mike Valentine	—	—	18,720/31,180	442,196/601,927
Douglas M. Krebs	20,000	659,814	37,084/41,316	1,018,421/757,391

(1)	The numbers in the column headed Number of Securities Underlying Unexercised Options at January 1, 2005 and the dollar amounts in the column headed Value of Unexercised In-the-Money Options at January 1, 2005 reflect (a) the number of shares of the Company’s Common Stock into which options are exercisable and unexercisable and (b) the difference between the market value on January 1, 2005 of such shares of Common Stock and the exercise price of the options.

Director Compensation

     During 2004, non-employee Directors of the Company received a $25,000 annual cash retainer and $2,500 for each Board meeting attended, plus reimbursement for expenses incurred in connection with attendance at Board meetings. Directors in attendance at the special telephonic meeting in 2004 of the Board of Directors received $500 for such meeting. The Chairman of the Audit Committee received $2,000 for each Audit Committee meeting attended as Chairman, the Chairman of the Compensation Committee received $1,600 for each Compensation Committee meeting attended as Chairman, and the Chairman of the Nominating, Governance & Public Policy Committee received $1,200 for each such Committee meeting he attended as Chairman. Each Committee member received $1,000 for each Committee meeting attended. All Chairman and Committee member fees were paid at fifty percent (50%) of such rates for attendance at telephonic Committee meetings. During 2004, payments, excluding expense reimbursements, were $44,750 to Dr. Bisbee, $13,250 to Mr. Danforth, $36,250 to Ms. DeParle, $30,750 to Dr. Goldsmith, $31,350 to Mr. Herman and $40,750 to Mr. Neaves.

     Commencing in 2004, each non-employee Director that is elected or re-elected to the Board of Directors will receive a grant of 2,500 shares of restricted stock of the Company for each year of service on the Board. In conjunction with being re-elected to the Board of Directors in May 2004, Gerald E. Bisbee, Jr., Ph.D., Nancy-Ann DeParle and Michael E. Herman were each granted 2,500 shares of restricted stock of the Company; and additional grants of 2,500 shares of restricted stock will be granted, upon similar terms, for each subsequent year during the term of office that such non-employee Director serves as a Director of the Company. The restricted stock grants vest at the end of the completion of the one year of Board service for which it was granted. Upon initial appointment or election to the Board, new Board members also receive an additional grant of 2,500 shares of restricted stock that will vest in equal amounts each year over a three year term, provided the individual remains a Director of the Company.

Report of the Compensation Committee

     The Compensation Committee of the Board of Directors (the “Compensation Committee”) is composed of the individuals listed below. All of the members of the Compensation Committee are independent Directors under the applicable Nasdaq requirements. The Compensation Committee reviews and approves the Company’s compensation policies and practices, establishes compensation for Directors, evaluates Mr. Patterson’s performance and establishes compensation accordingly, reviews and approves the compensation of the other executive officers of the Company, and approves major changes in the Company’s benefit plans and compensation philosophy.

     The compensation policies of the Company have been designed to enable the Company to attract, motivate and retain experienced and qualified associates. The Company seeks to provide competitive salaries based upon individual performance, together with annual cash bonuses (paid out quarterly) awarded for the achievement of goals established by the Compensation Committee. In addition, it has been the policy of the Company to grant stock options to executives upon their commencement of employment with the Company or their becoming such executive officers in an effort to strengthen the mutuality of interests between the executives and the Company’s shareholders. Options are also granted to the top 20% performers below the executive level based upon individual achievements.

     The Company’s Stock Option Plans D and E both expired on January 1, 2005 except as to options then outstanding, which options will remain in effect until they have been exercised or have expired. The Company will continue to award associates through grants under Long-Term Incentive Plans F and G, which grants will be in the form of options, SARs and/or restricted stock.

     Annual Compensation

     Total annual cash compensation for executive officers of the Company consists of base salary and a potential annual cash bonus (paid out quarterly) based upon incentive plans adopted each year by the Compensation Committee. The Company grants such compensation bonuses pursuant to a shareholder approved performance-based compensation plan. Total annual cash compensation varies each year based on changes in base salary and in the cash bonus earned. The incentive plans for executive officers other than Mr. Patterson consists of various objective goals, both related to areas for which such executive officer has responsibility and for Company wide performance. Attainment of each goal is objective, but the amount of the bonus is also affected, in some instances, by a subjective analysis of the executive’s overall performance. Such bonuses may only be adjusted downward from the maximum amount stated in each individual’s compensation plan. For Mr. Patterson, the goals during the 2004 plan year consisted of earnings per share and cash collections as a measure of client satisfaction. Attainment by Mr. Patterson of the goals is determined on an objective basis. Under the incentive plans, each executive may earn up to a maximum amount approved by the Compensation Committee, based on and as determined by targets designed to create a significant incentive in relation to such executive’s base salary. During 2004, the Company’s executive officers, as a group, earned approximately 69 percent of the $4,908,844 maximum amount. For 2005, Mr. Patterson’s bonus and a majority of the executive officer incentive plan bonuses will be paid out based on attainment of earnings per share targets, business and operational results, and client experience measures including cash collections and service level attainment.

     The salary of each executive officer is approved on a subjective basis by the Compensation Committee at a level believed to be sufficient to attract and retain qualified individuals. In making this determination, the Compensation Committee considers the executive’s performance, salary levels at other competing businesses, as reported publicly for a peer group of like companies and through widely-recognized surveys, and the Company’s performance. In approving salaries and incentive plan payments for 2004, the Compensation Committee considered, among other matters, the Company’s performance and the compensation levels of the Company’s principal competitors for which information was available, although the Compensation Committee did not target compensation to any particular group of these companies. The factors impacting base salary levels are not independently assigned specific weights but are subjectively considered by the Compensation Committee.

     Mr. Patterson’s compensation during the year ended January 1, 2005 consisted of $670,101 in salary and $634,644 in payments earned under the Company’s incentive plans. Mr. Patterson earned approximately 76 percent of the maximum $840,125 amount available under the incentive plans during 2004. In determining Mr. Patterson’s salary and potential incentive plan payments for 2004, the Compensation Committee considered, among other matters, the Company’s performance during 2003 and the compensation of the chief executive officers of the Company’s principal competitors for which information was available, although the Compensation Committee did not target his compensation to any particular group of these companies.

     Aligning Pay with Performance

     During 2004, Cerner’s management team continued practices established to closely link pay to performance. A quarterly performance review process was used to provide quarterly feedback to executives on their performance and attainment of Company goals. Under this program, executives whose performance was evaluated as being in the bottom 20% of all executives are not generally eligible for pay increases or additional stock option grants. The Company’s pay practices aim to set base salary at the 50th percentile with incentive based compensation opportunities to place strong performing associates in the 75th percentile.

     Long-Term Incentive Compensation

     The long-term incentive compensation for executive officers consists of awards of stock options granted under the Company’s shareholder approved stock option plans. Stock option grants are typically made to an executive upon their commencement of employment with the Company. Executives are eligible for additional stock option grants on an annual basis as their individual and Company performance warrants. The Compensation Committee believes stock options create an incentive for executive officers to contribute to sustained, long-term growth in the Company’s performance. The Compensation Committee believes that stock options create a mutuality of interest between the Company’s executive officers and shareholders. Stock option grants provide the right to purchase shares of Common Stock at a specified exercise price. All stock options issued to executive officers, to date, have exercise prices equal to or greater than the fair market value of the Common Stock on the date of the grant of the stock option.

     Deductibility of Executive Compensation

     Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to a public company for compensation over $1 million per fiscal year paid to a company’s chief executive officer and its four other most highly compensated executive officers serving at the end of that year. Not subject to the deductibility limit, however, is compensation that qualifies as “performance-based” compensation. A Company objective is to maximize the deductibility of compensation under Section 162(m) to the extent doing so is reasonable and consistent with Company strategies and goals. Gains on exercises of stock options awarded under Long-Term Incentive Plans are considered to be “performance-based” compensation not subject to the Section 162(m) deductibility limit.

Members of the Compensation Committee:
Gerald E. Bisbee, Jr., Ph.D.
John C. Danforth
Nancy-Ann DeParle
Jeff C. Goldsmith, Ph.D.
Michael E. Herman
William B. Neaves, Ph.D.

Report of the Nominating, Governance & Public Policy Committee

     The Nominating, Governance & Public Policy Committee of the Company is currently composed of three independent members of the Board of Directors (all of whom meet the applicable independence requirements of the SEC and The Nasdaq Stock Market) and operates under a written charter adopted by the Board of Directors, which charter is available for review on the Company’s website at www.Cerner.com under About Cerner/Corporate Governance.

     The Nominating, Governance & Public Policy Committee is appointed by the Board to provide assistance to the Board, the Chairman and the CEO of the Company in the areas of: (a) Board membership nomination, committee membership selection and rotation practices, (b) evaluation of the overall effectiveness of the Board and review and consideration of developments in corporate governance practices, and (c) current and emerging political, corporate citizenship and public policy issues that may affect the business operations, performance or public image of the Company. The Committee’s goal is to assure that the composition, practices and operation of the Board contribute to value creation and effective representation of the Company’s shareholders and to foster Cerner’s commitment to operate its business worldwide in a manner consistent with the rapidly changing demands of society.

     In 2004, the Nominating, Governance & Public Policy Committee: updated the Company’s Corporate Governance Guidelines, which includes a Director Orientation and Continuing Education Program for directors; conducted a self-evaluation of the Board and Board committees; reviewed and recommended Committee member appointments; and, educated itself with respect to the content and operation of the Company’s Corporate Policies and Compliance Programs. The Nominating, Governance & Public Policy Committee also reviewed director candidates in accordance with its charter and pursuant to that review, recommended the director candidates listed in this Proxy as being the nominees best suited to serve the needs of the Company.

Members of the Nominating, Governance & Public Policy Committee:
Gerald E. Bisbee, Jr., Ph.D.
John C. Danforth
William B. Neaves, Ph.D.

Company Performance

     The following graph presents a comparison for the five-year period ended January 1, 2005 of the performance of the Common Stock of the Company with the Nasdaq Composite Index (as calculated by The Center for Research in Security Prices) and the Nasdaq Computer/Data Processing Group (as calculated by The Center for Research in Security Prices):

     The above comparison assumes $100 was invested on December 31, 1999 in Common Stock of the Company and in each of the foregoing indices and assumes reinvestment of dividends. The results of each component issuer of each group are weighted according to such issuer’s stock market capitalization at the beginning of each year.

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit Committee of the Board of Directors has selected the firm of KPMG LLP as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2005. KPMG LLP has served as auditors for the Company since 1983. It is expected that representatives of KPMG LLP will be present at the Annual Meeting. They will have the opportunity to make a statement, if they desire to do so, and also will be available to respond to appropriate questions.

     Shareholder ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm is not required by the Company’s Bylaws or otherwise. However, the Board is submitting the selection of KPMG LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain KPMG LLP. Even if the selection is ratified, the Audit Committee in their discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

Audit and Non-Audit Fees

     The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company’s annual consolidated financial statements for 2003 and 2004 and reviews of the financial statements included in the Company’s Forms 10-Q for those fiscal years, and fees billed for other services rendered by KPMG LLP during those periods. All audit and non-audit services provided to the Company were approved by the Company’s Audit Committee.

	2003	2004
Audit Fees	$326,000	$632,000
Audit-related Fees (1)	47,000	36,000

Audit and Audit-related Fees	$373,000	$668,000

Tax Fees (2)	$118,000	$120,000

Total Fees	$491,000	$788,000

(1)	Audit-related fees consist principally of fees for audits of financial statements of certain employee benefit plans and for routine consultation on accounting and reporting matters that did not directly affect the consolidated financial statements.

(2)	Tax fees consist of fees for tax consultation and tax compliance services.

     In making its determination regarding the independence of KPMG LLP, the Audit Committee considered whether the provision of the services covered in the sections herein regarding “Audit Fees”, “Audit-related Fees” and “Tax Fees” was compatible with maintaining such independence.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE RATIFICATION OF THE SELECTION OF KPMG LLP

CERTAIN TRANSACTIONS

     The Company leases an airplane from a company owned by Neal L. Patterson and Clifford W. Illig. In 2003 and 2004, the airplane was leased on a per mile basis with no minimum usage guarantee. The lease rate is believed to approximate fair market value for this type of aircraft. During 2003 and 2004, respectively, the Company paid an aggregate of $839,055 and $573,869 for rental of the airplane. The airplane is used principally by Mr. Patterson, Mr. Devanny and Mr. Black to increase the number of client visits each can make and to reduce the physical strain of their heavy travel schedules. The Company intends to continue the use of the airplane in 2005.

     During 2004 and in 2005, the Company retained and intends to retain the law firm of Bryan Cave LLP for certain outside legal services. John C. Danforth, one of the Company’s Board members, is a partner at Bryan Cave LLP. The Company has no other relationship with Bryan Cave LLP other than the attorney-client relationship. The total amount of fees paid in 2004 by the Company to Bryan Cave LLP was $734,237. The dollar amount of the fees paid in 2004 and to be paid in 2005 does not and is not expected to exceed 5% of the law firm’s gross revenues for each respective year.

     Certain executive officers have immediate family members who are employed by the Company. The compensation of each such family member was established by the Company in accordance with the Company’s employment and compensation practices applicable to employees with equivalent qualifications, experience, responsibilities and holding similar positions. Neal Patterson’s son, Clay Patterson, is employed by the Company as a Project Leader. Clay Patterson’s aggregate compensation for the fiscal year 2004 was $75,467. His compensation is not subject to approval by the Board of Directors. On September 8, 2004, Clay Patterson was awarded options under the Company’s Stock Option Plan E to purchase 400 shares of the Company’s Common Stock at an exercise price of $43.85 per share, which was the closing price of the Company’s Common Stock on the date the options were granted. Michael R. Nill, the brother of Julia M. Wilson, an executive officer of the Company, is employed by the Company as Vice President, Technical Architecture. Mr. Nill’s aggregate compensation for the fiscal year 2004 was $403,376. His compensation is not subject to approval by the Board of Directors. On June 3, 2004, Mr. Nill was awarded options under the Company’s Stock Option Plan D to purchase 7,500 shares of the Company’s Common Stock at an exercise price of $41.98 per share, which was the closing price of the Company’s Common Stock on the date the options were granted. The options granted to Clay Patterson and Michael Nill vest at various amounts over a period of five years.

     The Company believes that these various relationships and transactions were reasonable and in the best interests of the Company.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s Directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, Directors and holders of ten percent or more of the Company’s equity securities are required to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely on review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that during the fiscal year ended January 1, 2005 all Section 16(a) filing requirements applicable to its executive officers, Directors and holders of ten percent or more of the Company’s equity securities were complied with, except for four exceptions:

(1)	Stan Sword filed a Form 4 on February 25, 2004, which included the late reporting of his sale of 1,154 shares of Company Common Stock on February 19, 2005. The sale of stock was from Mr. Sword’s Cerner stock holdings under the Company’s 401(k) Plan. Company management mistakenly believed such transactions were reportable on a Form 5, causing a delay in the transaction being reported to the SEC.

(2)	Neal L. Patterson filed a Form 4 on August 6, 2004, which included the late reporting of his wife’s sale of 10,000 shares of Company Common Stock on July 30, 2004. The broker handling the transaction failed to follow the communicated reporting protocol, causing a delay in the transaction being reported to the SEC.

(3)	Jeff Townsend filed a Form 4 on August 18, 2004, which included the late reporting of the sale of 1,200 shares of Company Common Stock on August 13, 2004. The broker handling the transaction failed to follow the communicated reporting protocol, causing a delay in the transaction being reported to the SEC.

FINANCIAL STATEMENTS

     The Annual Report to Shareholders of the Company for the fiscal year ended January 1, 2005 is enclosed with this Proxy Statement.

GENERAL INFORMATION

Shareholder Proposals

     The Bylaws of the Company require that for business to be properly brought before an annual shareholders’ meeting, the Company must have received prior written notice of such business not later than 120 days in advance of the date of such meeting. The notice must describe the proposed business, the shareholders’ name and address, a description of the class and number of shares of stock of the Company which are beneficially owned (as that term is defined in the Certificate of Incorporation of the Company) by the shareholder, any material interest of the shareholder in such business and all other information regarding the proposal which the Company would be required to provide in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission if proxies for the proposal were being solicited by the Company.

     Proposals by holders of the shares of Common Stock which are intended to be presented at the 2006 Annual Meeting of Shareholders must be received by the Company no later than December 19, 2005 to be eligible for inclusion in the Company’s Proxy Statement and form of proxy relating to that meeting. Such proposals must also comply in full with the requirements of Rule 14a-8 under the Securities Act of 1934.

     Shareholders wishing to submit proposals or director nominations that are not to be included in such Proxy Statement and form of proxy must deliver notice to the Secretary at the principal executive offices of the Company not later than the close of business on January 26, 2006. Shareholders are also advised to review the Company’s Bylaws, which contain additional requirements with respect to advance notice of shareholder proposals and Director nominations.

     Because there is no pending notice that has been received in a timely manner, the only business which may be properly brought before the Annual Meeting are the matters set forth herein or those brought before the Meeting by or at the direction of the Board of Directors. The Board of Directors does not intend to present any matter for action at the Annual Meeting other than the matters referred to in this Proxy Statement. If any other matters properly come before the Annual Meeting, it is intended that the holders of the proxies hereby solicited will act in respect of such matters in accordance with their best judgment.

Expenses of Solicitation

     This proxy solicitation is being made by the Board of Directors of the Company. All costs of this solicitation will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone or telegraph by some of the regular employees of the Company. The Company has engaged ADP Investor Communication Services as paid solicitors in connection with the Annual Meeting. ADP will be paid to solicit proxies and distribute proxy materials to nominees, brokers and institutions. The anticipated cost of such services is approximately $20,000. The Company may reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expenses incurred in sending proxy materials to their principals and obtaining their proxies. The Company requests that brokerage houses and other custodians, nominees and fiduciaries forward the soliciting materials to the beneficial owners of the shares of Common Stock held of record by such persons.

BY ORDER OF THE BOARD OF DIRECTORS,

Randy D. Sims Secretary

North Kansas City, Missouri
April 18, 2005

TO: Cerner Corporation 401(k) Associate Participants

SUBJECT: Cerner 2005 Annual Meeting of Shareholders: Electronic Voting Instructions

The Annual Meeting of Shareholders of Cerner Corporation (the “Company”) will be held at 10:00 a.m., local time, on May 27, 2005, at The Cerner Round auditorium in the Cerner Vision Center, located on the Cerner campus at 2850 Rockcreek Parkway, North Kansas City, Missouri 64117. You have been enrolled to receive shareholder communications and to submit voting instructions via the Internet.

Please read the following information carefully.

As a participant in the Cerner Corporation Foundations Retirement Plan, you are entitled to instruct JPMorgan Chase (the “Trustee”) to vote the shares of Common Stock of the Company held by you under the Plan as of April 1, 2005. As of April 1, 2005, your Plan account reflected 123,456,789,012.000000 shares of Common Stock.

The number of shares of Common Stock shown includes any shares of Common Stock purchased as either an Associate contribution or Company contribution. Therefore, you may not be vested in the total number of shares of Common Stock indicated.

There are two items for which you may vote: (i) the election of three director nominees to serve for a three year term; and, (ii) the ratification of the selection of KPMG LLP as independent registered public accounting firm of the Company for 2005. Details about each of these items are provided in the 2005 Proxy Statement. The Board of Directors recommends that you vote “for” these items.

CONTROL NUMBER: 012345678901

You can enter your voting instructions and view the shareholder materials at the following Internet site:

http://www.proxyvote.com/0012345678901

For our secure site:

https://www.proxyvote.com/0012345678901

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and a four digit PIN. The PIN number you will need is the last four digits of your social security number. Internet voting is accepted up to 11:59 p.m., EDT, May 26, 2005.

The relevant supporting documentation can also be found at the following Internet sites:

2004 ANNUAL REPORT

http://www.cerner.com/public/AboutCerner_2a.asp?id=302

2005 PROXY STATEMENT

http://www.cerner.com/public/AboutCerner_1fr.asp?id=301

The Company’s 2004 Annual Report and its 2005 Proxy Statement may also be provided, at the participant’s request, in hard copy form. To receive a paper copy of the Company’s 2004 Annual Report and its 2005 Proxy Statement, please contact Joyce Sharp at (816) 201-5515.

Once you submit your votes the process is complete and your votes will remain confidential.

CERNER CORPORATION 2800 ROCKCREEK PARKWAY NORTH KANSAS CITY, MO 64117 IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS (HH) AUTO DATA PROCESSING INVESTOR COMM SERVICES ATTENTION: TEST PRINT £1 MERCEDES WAY EDGEWOOD, NY 11717 1 OF 2 26 37

VOTE BY INTERNET — www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. EDT on May 26,2005. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER
COMMUNICATIONS
If you would like to reduce the costs incurred by Cerner Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE -1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. EDT on May 26, 2005. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Cerner Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.

123,456,789,012.0000 000000000000 A/C 1234567890123456789 PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	CRNRC1	KEEP THIS PORTION FOR YOUR RECORDS

 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

CERNER CORPORATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2

1.	Election of Directors:

1) John C. Danforth
2) Neal L. Patterson
3) William D. Zollars

02            0000000000       215168020452

For All	Withhold For All	For All Except	To withhold authority to vote for any Individual nominee, mark “For All Except” and write the nominee’s name on the line below.

☐	☐	☐

		For	Against	Abstain
2.	Ratification of the selection of KPMG LLP as independent registered public accounting firm of the Company for 2005	☐	☐	☐

(PLEASE SIGN AND DATE BELOW AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE)

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted “FOR” proposals 1 and 2.

In their discretion, the appointed proxies are to vote upon such other business as may properly come before the meeting which the Board of Directors does not have knowledge of a reasonable period of time before the solicitation of this proxy.

Please date and sign as name appears hereon. If shares are held jointly or by two or more persons, each shareholder named should sign. Executors, administrators, trustees, etc. should so indicate when signing. If the signer is a corporation, please sign full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person.

	Yes	No

Please indicate if you plan to attend the 2005 Annual Meeting of Shareholders	☐	☐

HOUSEHOLDING ELECTION — Please indicate if you consent to receive certain future investor communications in a single package per household	☐	☐

AUTO DATA PROCESSING
INVESTOR CONN SERVICES
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

Signature [PLEASE SIGN WITHIN BOX]	Date	P10335	Signature (Joint Owners)	Date

123,456,789,012
156782E99
37

CERNER CORPORATION
2800 Rockcreek Parkway	PROXY
North Kansas City, Missouri 64117

This Proxy is for the 2005 Annual Meeting of Shareholders of Cerner Corporation, a Delaware corporation, to be held May 27, 2005, at 10:00 a.m., local time, at The Cerner Round auditorium in the Cerner Vision Center, located on the Cerner Campus at 2850 Rockcreek Parkway, North Kansas City, Missouri 64117.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF CERNER CORPORATION.

The undersigned hereby appoints Clifford W. Illig and Neal L. Patterson, and each of them, jointly and severally, with full power of substitution, as attorneys-in-fact, to vote all the shares of Common Stock which the undersigned is entitled to vote at the 2005 Annual Meeting of Shareholders of Cerner Corporation to be held on May 27, 2005, and at any adjournment thereof, on the transaction of any and all business which may come before said meeting, as fully and with the same effect as the undersigned might or could do if personally present for the purposes set forth.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting, Proxy Statement, dated April 18, 2005, and the 2004 Annual Report to Shareholders.

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY IN THE ENVELOPE
PROVIDED. CONTINUED AND TO BE SIGNED ON REVERSE SIDE